UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2015

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

209 Munoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

(787) 765-9800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2015, Popular, Inc. (the “Corporation”) issued a press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The Corporation does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Exhibit 99.1	Press Release dated March 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc. (Registrant)
Date: March 10, 2015	By:	/s/ Jorge J. García

Name: Jorge J. García Title: Senior Vice President and Corporate Comptroller